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                                                                EXHIBIT 23.5

                                   CONSENT

                                MARCH 5, 1998


Board of Directors
Primera Foods Corporation
612 South 8th Street
Cameron, WI  54822

Gentlemen:


     Factset Research Systems Inc. hereby consents to the use of our name in your Form S-1 Registration Statement filed with the Securities and Exchange Commission.


                                                Sincerely,


                                                /s/ PHILIP A. HADLEY
                                                ------------------------------
                                                Print Name PHILIP A. HADLEY
                                                          --------------------
                                                Title Senior Vice President
                                                     -------------------------